LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 9, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED NOVEMBER 23, 2016, OF

WESTERN ASSET ULTRA SHORT OBLIGATIONS FUND

The following text is added to the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The fund’s Board of Trustees has determined that it is in the best interests of the fund and its shareholders to terminate and wind down the fund. The fund is expected to cease operations on or about February 28, 2017. In preparation for the termination of the fund, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shareholders of the fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

Please retain this supplement for future reference.

WASX337235